Filed pursuant to Rule 497(a)

Registration No. 333-267593

Rule 482ad

 [TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	BlackRock TCP Capital Corp. (TCPC)
Tenor	5-Year
Announced Size	$300mm
IPT	T + 312.5 bps area
Ratings*	Moody’s (Exp): Baa3 (Negative Outlook) Fitch (Exp): BBB- (Rating Watch Negative)
Format	SEC Registered
Ranking	Sr Unsecured Note
Settlement**	T+5 (May 30, 2024)
Coupon Type	Fixed-Rate
Maturity Date	May 30, 2029
Optional Redemption	Make Whole Call Par Call: 1 month prior to maturity
Change of Control	100%
Book Runner(s)	Active: MS (B&D)
Use of Proceeds	To repay the 2024 Notes at or before maturity as well as temporarily other indebtedness. May also invest the net proceeds of this offering in accordance with investment objective and/or use the net proceeds of this offering for other general corporate purposes, including payment of operating expenses.
Denominations	$2,000 x $1,000
Marketing	eRed; Deal Roadshow Passcode: TCP24; Link: https://dealroadshow.com/e/TCP24
Timing	Today’s Business
CUSIP	09259EAC2
ISIN	US09259EAC21
Sale into Canada	Yes - Exemption

Investors are advised to carefully consider the investment objective, risks, charges and expenses of BlackRock TCP Capital Corp. before investing. The preliminary prospectus supplement dated May 22, 2024, together with an accompanying prospectus dated September 23, 2022, which have been filed with the Securities and Exchange Commission (SEC), contain this and other information about BlackRock TCP Capital Corp. and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of BlackRock TCP Capital Corp. and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

**Note: Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade these notes prior to the second business day before the delivery of these notes will be required, by virtue of the fact that these notes initially will settle in T+5, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement and should consult their own advisors.

BlackRock TCP Capital Corp. has filed a registration statement (including a prospectus) with the SEC with respect to which this communication relates. Before you invest, you should read the prospectus in that registration statement and the prospectus supplement for the offering and the other documents BlackRock TCP Capital Corp. has filed with the SEC for more complete information about BlackRock TCP Capital Corp. and the offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Alternatively, copies of the preliminary prospectus supplement and accompanying prospectus may be obtained by contacting Morgan Stanley & Co. LLC at 1-866-718-1649.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION). SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.